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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2006

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENTOF PRINCIPAL OFFICERS.

Effective August 8, 2006, the Board of Directors of the Registrant elected John A. Goebel to fill a vacancy on the Board. Mr. Goebel has not yet been appointed to any of the committees of the Registrant’s Board of Directors. Mr. Goebel will be an independent director under the rules of the New York Stock Exchange. Mr. Goebel will serve as a director until the Registrant’s 2007 annual shareholders’ meeting and will then stand for election.  The Board of Directors has not yet determined of which class of the Registrant’s directors Mr. Goebel will be a member.

The Registrant is filing the press release announcing Mr. Goebel’s election as Exhibit 99 to this report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)     The following exhibits are furnished as a part of this Report:

                          99.1     Press Release dated August 10, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  August 10, 2006

By:    /s/Kathy Samovitz

Kathy Samovitz, Assistant Secretary